UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   August 6, 2007

Commission File No. 000-16929

DOR BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

1101 Brickell Ave., Suite 701 S Miami, FL		33131
(Address of principal executive offices)		(Zip Code)
(305) 534-3383
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

DOR BioPharma, Inc. (the “Company”) is preparing to hold its 2007 annual meeting of stockholders at 10:30 a.m., Eastern Time, on September 27, 2007 at the J.W. Marriott on the 5th Floor, 1109 Brickell Avenue, Miami, FL 33131. All holders of record of the Company’s common stock as of the close of business on August 7, 2007 will be entitled to vote at the annual meeting.  Because the date of this year’s annual meeting has been changed by more than 30 days from the date of last year’s annual meeting, the Company’s management desires to inform the Company’s stockholders of the revised deadline for stockholder proposals to be voted upon at the 2007 annual meeting.

Proposals by stockholders that are intended for inclusion in the Company’s proxy statement and proxy and to be presented at the Company’s 2007 annual meeting must be delivered to the Secretary of the Company at the Company’s principal executive offices by Tuesday, August 15, 2007 in order to be considered for inclusion in the Company’s proxy materials. Those proposals may be included in the Company’s proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals as well as the Company’s bylaws, as applicable and as set forth below.

The Company’s bylaws provide that stockholders desiring to bring business before the annual meeting of stockholders, including nomination of a person for election to the Company’s Board of Directors, must provide written notice to the Company Secretary at the Company’s executive offices no earlier than 75 days, and no later than 45 days, before the one year anniversary of the mailing of its proxy materials for the preceding year's annual meeting of stockholders.  However, if the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the preceding year's annual meeting, to be timely notice by the stockholder must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is made.

The written notice must include the following information as required by Section 2.4 of the Company’s bylaws: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              DOR BIOPHARMA, INC.

                                By: /s/ Christopher J. Schaber
                                        Name:  Christopher J. Schaber
Title: Chief Executive Officer

Date: August 6, 2007